Exhibit 99-2
4th Quarter Presentation
August 25, 2010

Participants
Steven E. Nielsen President & Chief Executive Officer H. Andrew DeFerrari Chief Financial Officer Richard B. Vilsoet General Counsel

Forward-Looking Statements and Non-
GAAP Information
Forward-Looking Statements and Non-
GAAP Information
 Fiscal 2010 fourth quarter and annual results are preliminary and unaudited. This presentation contains forward-looking statements within the meaning of the Private
 Securities Litigation Reform Act of 1995, including statements with respect to the
 Company’s fiscal 2011 first quarter results. The words “believe,” “expect,” “anticipate,”
 “estimate,” “intend,” “forecast,” “may,” “should”, “could”, “project,” “outlook” and similar expressions, including statements regarding backlog, identify forward-looking statements.
 These forward-looking statements are based on management’s current expectations, estimates and projections and speak only as of the date of this presentation. Forward-
 looking statements are subject to known and unknown risks and uncertainties that may cause actual results in the future to differ materially from the results projected or implied in any forward-looking statements contained in this presentation. The factors that could affect future results and could cause these results to differ materially from those expressed in the forward-looking statements include, but are not limited to, those described under Item 1A,
 “Risk Factors” of the Company’s Annual Report on Form 10-K for the year ended July 25,
 2009, and other risks outlined in the Company’s periodic filings with the Securities and
 Exchange Commission (“SEC”). Except as required by law, the Company may not update forward-looking statements even though its situation may change in the future.
 This presentation includes certain “Non-GAAP” financial measures as defined by SEC rules. As required by the SEC we have provided a reconciliation of those measures to the most directly comparable GAAP measures on the Regulation G slides included at slides 10 through12 of this presentation.

Q4-2010 Overview
■ Contract revenue of $281.5 million in Q4-10 increased
 12.9% sequentially from Q3-10, excluding the incremental
 week required by our 52/53 week fiscal calendar (see slide
 10 for a reconciliation)
■ Revenue trends continue to improve
■ Q4-10 results of $0.12 per share
■ Strong liquidity at July 31, 2010
■ New five-year $225 million revolving Credit Agreement
 entered into during the quarter
Note: See “Regulation G Disclosure” slide 10 for a reconciliation of GAAP to Non-GAAP financial measures.

Revenue % by Customer - Top 5
25%
20%
15%
10%
5%
0%
21.2%
18.5%
13.9%
14.2%
10.4%
7.2%
9.4%
17.0%
7.1%
6.8%
AT&T
Comcast
CenturyLink*
Verizon
Time Warner Cable
Q4 2010
Q4 2009

Non-GAAP Year-Over-Year Organic Revenue Change**
20.0%
10.0%
0.0%
(10.0)%
(20.0)%
(30.0)%
(40.0)%
(50.0)%
9.9%
(3.3)%
(6.1)%
(14.9)%
(24.6)%
(13.0)%
(10.1)%
(14.2)%
(32.7)%
(12.7)%
(16.3)%
(30.2)%
(13.0)%
(18.8)%
(41.4)%
(8.0)%
(10.7)%
(25.7)%
(3.1)%
(8.0)%
(37.4)%
5.8%
(3.1)%
(46.4)%
Q1-09
Q2-09
Q3-09
Q4-09
Q1-10
Q2-10
Q3-10
Q4-10
All Customers
All Customers (excluding Verizon)
Verizon

Revenue Summary
■ Top 5 customers represented 62.1% of
 revenue in Q4-10 and 63.7% of
 revenue in Q4-09
■ Contract revenue declined in Top 5
 customers by 5.5% and increased at all
 other customers 1.2%, after excluding
 the incremental week in Q4-10

■ Organic revenue trends which
 improved in total
■ Excluding Verizon, all other customers
 combined grew 5.8% in Q4-10, after
 excluding the incremental week in Q4-10
* For comparison purposes, CenturyLink includes combined revenues from CenturyTel, Inc. and Embarq Corporation for each period presented.
Note: See “Regulation G Disclosure” slides 10 and 11 for a reconciliation of GAAP to Non-GAAP financial measures.
** Organic revenue change excludes revenue from storm restoration work in Q3-09, Q2-09 and Q1-09 and excludes the impact of an additional week in Q4-10 to adjust for our 52/53 week fiscal calendar.

Backlog ($ in millions)
$1,800
$1,400
$1,000
$600
$200
$1,150
$1,131
$1,118
$935
$819
$1,078
$1,024
$1,114
$715
$726
$679
$582
$517
$684
$636
$640
Q1-09 Q2-09 Q3-09 Q4-09 Q1-10 Q2-10 Q3-10 Q4-10
Total Backlog
12 Month Backlog

Number of Employees
11,000
10,000
9,000
8,000
10,355
9,407
9,426
9,231
8,951
8,360
8,587
8,897
Q1-09 Q2-09 Q3-09 Q4-09 Q1-10 Q2-10 Q3-10 Q4-10
Number of employees

DYCOM INDUSTRIES INC.

Backlog and Employees
Current Awards and Extensions
Customers	Area	Description	Approximate Term (in years)
■AT&T	North Carolina, Tennessee	Construction and maintenance services	3
■Comcast	Washington, Oregon, California, .Georgia, New Jersey, .Pennsylvania, Delaware	Installation services	3
■AT&T	Georgia	Utility line locating	3
■Comcast	Connecticut	Network Upgrade	1
■Various	Kentucky, South Carolina	Rural fiber deployment	1

Contract Revenues
($ in millions)
$300.0
$200.0
$269.7
$281.5
Q4-09
Q4-10

Revenue Mix - Q4-2010
Telecommunications
78.2%
3.9%
17.9%
Electric and Gas Utilities and Other Construction and Maintenance
Underground Facility Locating

Income from Continuing Operations -
($ in millions)
$8.0
$6.0
$4.0
$2.0
$0.0
$6.7
$4.6
Q4-09
Q4-10

DYCOM INDUSTRIES INC.

Summary Results
Fully Diluted EPS
Q4-09	Q4-10
$0.17	$0.12
(a) Q4-10 includes an incremental week as the result of our 52/53 week fiscal year.
(a)

Q4-10	Q4-09	Change (b)
		($ in millions)	
Contract Revenues	$ 281.5	$269.7	$ 11.8
Cost of Earned Revenues	$ 227.8	$213.6	$ 14.2
	80.9%	*79.2%*	*1.7 %*
General & Administrative	$ 26.4	$ 25.4	$ 1.1
	9.4%	*9.4%*	*(0.0)%*
Depreciation & Amortization	$ 17.0	$ 15.8	$ 1.2
	6.1%	*5.9%*	*0.2 %*
Interest expense	$ 3.8	$ 3.4	$ 0.4
	1.4%	*1.3%*	*0.1 %*
Other Income, Net	$ 1.6	$ 0.8	$ 0.9
	0.6%	*0.3%*	*0.3 %*
Effective income tax rate	*42.5%*	*45.0%*	*(2.5)%*

DYCOM INDUSTRIES INC.

Selected Financial Information
■ Year-over-year organic revenue decline
 of 3.1%, after excluding the additional
 week in Q4-10 required by our 52/53
 week fiscal calendar (a)
■ Cost of earned revenues as a
 percentage of revenue impacted by
 higher costs for labor and materials and
 increased prices of gasoline
■ G&A unchanged as a percentage of
 contract revenues
■ Depreciation, amortization, and interest
 expense up slightly as a percentage of
 contract revenues
■ Other income, net increased from more
 assets being sold with favorable prices
 received
■ Effective tax rate at 42.5% for the
 quarter and 45.5% for the full year
(a) See “Regulation G Disclosure” slide 10 for a reconciliation of GAAP to Non-GAAP financial measures.
(b) Amounts may not foot due to rounding.

Cash Flows from Operating Activities and Cap-ex, net
($ in millions)
$40
$30
$20
$10
$0
-$10
$30.5
$24.6
$32.3
-$8.2
$5.5
$4.0
$8.3
$16.4
$6.9
$15.0
Q4-09
Q1-10
Q2-10
Q3-10
Q4-10
Cash flow from operating activities
Capital Expenditures, net of disposals

	July 31, 2010 ($ in millions)
Cash and equivalents	$ 103.3
Senior Credit Agreement, due June 2015	-
Senior Subordinated Notes, due Oct 2015	135.4
Total Debt	$ 135.4
Letters of Credit outstanding	$ 44.1
Availability on $225 million Senior Credit Agreement	$ 124.1

Cash Flow and Liquidity
■ Cash flows impacted by increased
 operations during the quarter
■ Combined days sales outstanding on
 trade receivables and net unbilled
 revenues were 61 days in Q4-10 and
 62 days in Q4-09 (a)
■ Capital expenditures, net of disposals
 at $15.0 million

■ Debt less cash was approximately $32
 million at the end of Q4-10
■ New five-year $225 million revolving
 Credit Agreement
■ In compliance with debt covenants as
 of July 31, 2010
(a) Days sales outstanding is calculated as the summation of current accounts receivable, plus costs and estimated earnings in excess of billings, less billings in excess of costs and estimated earnings, divided by average revenue per day during the respective quarter.

Summary
■ Economic environment slow
■ Solid customer relationships
■ Market share growing as customers consolidate vendors
■ At the forefront of evolving industry opportunities including those generated by rural broadband stimulus funding
■ Encouraged by deployment of new technologies to consumers and businesses by cable operators
■ Responding to an increasing number of industry participants for wireless backhaul services
■ Looking ahead to the first quarter of fiscal 2011 we expect:
 } Revenues that are down slightly year-over-year
 } Margins which improve sequentially

Reconciliation of GAAP to Non-GAAP Measures
Calculation of Organic Growth (Decline) %
($ in millions)

	GAAP - CONTRACT REVENUES			NON-GAAP ADJUSTMENTS [a]			NON-GAAP - CONTRACT REVENUES [a]			CONTRACT REVENUES GROWTH (DECLINE) % [a] [b]							
										Q4-10 compared to Q4-09						Q4-10 compared to Q3-10 - All Customers	
										Top 5 Customers		All Other Customers		All Customers			
	Top 5 Customers	All Other Customers	Total Contract Revenues	Top 5 Customers	All Other Customers	Total Contract Revenues	Top 5 Customers	All Other Customers	Total Contract Revenues	GAAP	NON-GAAP	GAAP	NON-GAAP	GAAP	NON-GAAP	GAAP	NON-GAAP
Q4-10	$ 174.9	$ 106.6	$ 281.5	$ (12.5)	$ (7.6)	$ (20.1)	$ 162.4	$ 99.0	$ 261.4	1.8%	(5.5)%	9.0%	1.2%	4.4%	(3.1)%	21.5%	12.9%
Q3-10	$ 150.0	$ 81.6	$ 231.6														
Q4-09	$ 171.9	$ 97.8	$ 269.7

Appendix: Regulation G Disclosure
Amounts may not foot due to rounding.
  (a) Non-GAAP adjustments in Q4-10 result from the Company’s 52/53 week fiscal year. The Q4-10 Non-GAAP adjustments reflect the impact of the additional week in Q4-10 and are calculated by dividing contract revenues by 14 weeks. The result, representing one week of contract revenues, is subtracted from the GAAP-contract revenues to calculate 13 weeks of revenue for Q4-10 on a Non-GAAP basis for comparison purposes.
 (b) The Non-GAAP growth (decline) percentage is calculated as follows: (i) Non-GAAP contract revenues for Q4-10 less (ii) revenues in the comparative prior year period or prior quarter period; divided by (ii) revenues in the comparative prior year period or prior quarter period.

Appendix: Regulation G Disclosure

Reconciliation of GAAP to Non-GAAP Measures
Calculation of Organic Growth (Decline) %
($ in millions)

	GAAP - CONTRACT REVENUES			NON-GAAP ADJUSTMENTS (a)			NON-GAAP - CONTRACT REVENUES (a)			YEAR-OVER-YEAR CONTRACT REVENUES GROWTH (DECLINE) % (b)					
										All Customers (excluding Verizon)		Verizon		Total Customers	
	All Customers (excluding Verizon)	Verizon	Total Contract Revenues	All Customers (excluding Verizon)	Verizon	Total	All Customers (excluding Verizon)	Verizon	Total Non-GAAP Contract Revenues	GAAP	NON-GAAP	GAAP	NON-GAAP	GAAP	NON-GAAP
Q4-10	$ 255.1	$ 26.5	$ 281.5	$ (18.2)	$ (1.9)	$ (20.1)	$ 236.8	$ 24.6	$ 261.4	14.0%	5.8%	(42.3)%	(46.4)%	4.4%	(3.1)%
Q3-10	$ 209.2	$ 22.4	$ 231.6	$ -	$ -	$ -	$ 209.2	$ 22.4	$ 231.6	(5.7)%	(3.1)%	(37.4)%	(37.4)%	(10.1)%	(8.0)%
Q2-10	$ 189.3	$ 27.0	$ 216.3	$ -	$ -	$ -	$ 189.3	$ 27.0	$ 216.3	(9.5)%	(8.0)%	(25.7)%	(25.7)%	(11.9)%	(10.7)%
Q1-10	$ 221.1	$ 38.0	$ 259.1	$ -	$ -	$ -	$ 221.1	$ 38.0	$ 259.1	(17.8)%	(13.0)%	(41.4)%	(41.4)%	(22.4)%	(18.8)%
Q4-09	$ 223.8	$ 45.9	$ 269.7	$ -	$ -	$ -	$ 223.8	$ 45.9	$ 269.7	(12.7)%	(12.7)%	(30.2)%	(30.2)%	(16.3)%	(16.3)%
Q3-09	$ 222.0	$ 35.7	$ 257.7	$ (5.9)	$ -	$ (5.9)	$ 216.0	$ 35.7	$ 251.8	(7.6)%	(10.1)%	(32.7)%	(32.7)%	(12.2)%	(14.2)%
Q2-09	$ 209.2	$ 36.3	$ 245.5	$ (3.3)	$ -	$ (3.3)	$ 205.9	$ 36.3	$ 242.2	(11.6)%	(13.0)%	(24.6)%	(24.6)%	(13.8)%	(14.9)%
Q1-09	$ 269.2	$ 64.8	$ 334.0	$ (15.0)	$ -	$ (15.0)	$ 254.2	$ 64.8	$ 318.9	(0.6)%	(6.1)%	9.9%	9.9%	1.3%	(3.3)%
Q4-08	$ 256.4	$ 65.7	$ 322.1	$ -	$ -	$ -	$ 256.4	$ 65.7	$ 322.1						
Q3-08	$ 240.3	$ 53.1	$ 293.4	$ -	$ -	$ -	$ 240.3	$ 53.1	$ 293.4						
Q2-08	$ 236.6	$ 48.2	$ 284.8	$ -	$ -	$ -	$ 236.6	$ 48.2	$ 284.8						
Q1-08	$ 270.7	$ 58.9	$ 329.7	$ -	$ -	$ -	$ 270.7	$ 58.9	$ 329.7						

DYCOM INDUSTRIES INC.

Amounts may not foot due to rounding.
  (a) Non-GAAP adjustments in Q4-10 result from the Company’s 52/53 week fiscal year. The Q4-10 Non-GAAP adjustments reflect the impact of the additional week in Q4-10 and are calculated by dividing contract revenues by 14 weeks. The result, representing one week of contract revenues, is subtracted from the GAAP-contract revenues to calculate 13 weeks of revenue for Q4-10 on a Non-GAAP basis for comparison purposes. The Non-GAAP adjustments in Q3-09, Q2-09, and Q1-09 also reflect storm restoration revenues recognized during those periods.
 (b) Year-over-year growth (decline) percentage is calculated as follows: (i) revenues in the quarterly period less (ii) revenues in the comparative prior year quarter period; divided by (ii) revenues in the comparative prior year quarter period.

Reconciliation of GAAP to Non-GAAP Measures

($ in 000's, except per share amounts)

	Twelve Months Ended July 31, 2010			Twelve Months Ended July 25, 2009		
	GAAP	Reconciling Items	Non-GAAP	GAAP	Reconciling Items	Non-GAAP
Contract revenues	$ 988,623	$ -	$ 988,623	$ 1,106,900	$ -	$ 1,106,900
Cost of earned revenues, excluding depreciation and amortization	810,064	(1,550) (a)	808,514	894,885	-	894,885
General and administrative expenses	98,140	-	98,140	98,732	-	98,732
Depreciation and amortization	63,607	-	63,607	65,435	-	65,435
Goodwill impairment charge	-	-	-	94,429	(94,429) (b)	-
Interest income	97	-	97	261	-	261
Interest expense	(14,272)	-	(14,272)	(14,743)	(268) (c)	(15,011)
Other income, net	8,093	-	8,093	6,564	(2,476) (d)	4,088
Income (loss) from continuing operations before income taxes	10,730	1,550	12,280	(54,499)	91,685	37,186
Provision (benefit) for income taxes (f)	4,881	623 (e)	5,504	(1,405)	17,666 (e)	16,261
Income (loss) from continuing operations, net of tax	$ 5,849	$ 927	$ 6,776	$ (53,094)	$ 74,019	$ 20,925
Income (loss) per common share - Diluted:						
Income (loss) from continuing operations, net of tax	$ 0.15	$ 0.02	$ 0.17	$ (1.35)	$ 1.89	$ 0.53
Shares used in computing Diluted EPS:	38,996,866		38,996,866	39,254,813		39,284,817

Amounts may not foot due to rounding.

The items reconciling "GAAP" to "Non-GAAP" financial measures are specifically described below:

(a) Fiscal 2010 cost of earned revenues includes a $1.6 million charge for the settlement of a wage and hour class action claim.

(b) Fiscal 2009 includes a non-cash goodwill impairment charge of $94.4 million as a result of an interim goodwill analysis performed during Q2-09.

(c) Interest expense - GAAP for fiscal 2009 includes a reversal of interest on certain income tax liabilities that were no longer required.

(d) Fiscal 2009 other income, net includes a $3.0 million gain on the extinguishment of debt relating to the repurchase of $14.65 million aggregate principal amount of the Company's senior subordinated notes during the second and third quarter of fiscal 2009, net of $0.6 million for the write-off of deferred financing fees in connection with the replacement of the Company's previous credit agreement.

(e) Provision (benefit) for income taxes includes the tax effect of the reconciling items identified herein and for fiscal 2010 a $1.1 million non-cash income tax charge for a valuation allowance on a deferred tax asset during Q1-10. Additionally, during fiscal 2010 and 2009, provision (benefit) for income taxes-GAAP includes the reversal of $1.0 million and $1.4 million, respectively, for certain income tax liabilities that were no longer required.

(f) The provision (benefit) for income taxes, divided by Income (loss) from continuing operations before income taxes, represents the effective tax rate. On a GAAP basis this rate was 45.5% and 2.6% for fiscal 2010 and fiscal 2009, respectively. On a Non-GAAP basis, this rate was 44.8% and 43.7% for fiscal 2010 and fiscal 2009, respectively.

DYCOM INDUSTRIES INC.

Appendix: Regulation G Disclosure

4th Quarter Presentation
August 25, 2010